UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2018

Kaya Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-177532	90-0898007
(Commission File Number)	(IRS Employer Identification No.)

888 S. Andrews Avenue, Suite 302, Fort Lauderdale, Florida 33316

(Address of principal executive offices and zip code)

(954) 534-7895

(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms “KAYS,” “the Company,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its owned and controlled subsidiaries.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Termination of L & L CPAS, P.A.

(i)                   Effective December 11, 2018, we terminated L & L CPAS, P.A. (“L & L”), as our independent registered public accounting firm. The decision to terminate L & L was unanimously approved by the board of directors of KAYS on December 11, 2018.

(ii)                 The report of L & L for the fiscal years ended December31, 2017 and January 31, 2016, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on the Company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

(iii)                During the fiscal years ended December 31, 2017 and January 31, 2016, and the subsequent period through the date of termination (A) there have been no disagreements with L & L, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of L & L, would have caused L & L, to make reference to the subject matter of the disagreement in connection with their respective reports; (B) no such disagreement was discussed with the Company’s board of directors or any committee of the board of directors of the Company; and (C) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(iv)               We have provided L & L and have requested L & L to furnish us with a letter addressed to the Securities and Exchange Commission stating whether such firm agrees with the statements made by the Company in this report, and, if not, stating the respects in which it does not agree. A copy of such letter is filed hereto as Exhibit 16.1.

(b)	Engagement of M&K CPAS, PLLC

(i)                  Effective December 11, 2018, KAYS engaged M&K CPAS, PLLC (“M&K”) as our independent public registered accounting firm. The engagement of Paritz was approved by the Company’s board of directors on December 11, 2018.

(ii)                  During the Company’s two most recent fiscal years and any subsequent interim period prior to M&K’s engagement as the Company’s new independent registered public accounting firm, the Company did not consult with M&K regarding either (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (B) any matter that was either the subject of a disagreement as defined in Item 304 of Regulation S-K or a “reportable event” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No	Description
16.1	Letter from L & L CPAS, P.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYA HOLDINGS, INC.
Date: December 13, 2018	By: /s/ Craig Frank
Craig Frank, President and Chief Executive Officer